Exhibit 10.1

                                                                              EXECUTION COPY

PANAMSAT HOLDING CORPORATION

10⅜% SENIOR DISCOUNT NOTES DUE 2014

FIRST SUPPLEMENTAL INDENTURE
DATED AS OF June 14, 2006

THE BANK OF NEW YORK,
AS TRUSTEE

FIRST SUPPLEMENTAL INDENTURE, dated as of June 14, 2006 (this “First Supplemental Indenture”), between PANAMSAT HOLDING CORPORATION, a Delaware corporation (the “Company”), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the “Trustee”).

WHEREAS, the Company and the Trustee are parties to an Indenture, dated as of October 19, 2004 (the “Indenture”), pursuant to which the Company issued its 10⅜% Senior Discount Notes Due 2014 (the “Notes”);

WHEREAS, the Board of Directors of the Company has authorized the proposed amendments to the Indenture contemplated by this First Supplemental Indenture (the “Proposed Amendments”);

WHEREAS, Section 902 of the Indenture provides, inter alia, that in certain circumstances the Company and the Trustee may amend or supplement the Indenture and the Notes with the consent of the Holders of not less than a majority in aggregate principal amount at maturity of the Notes then outstanding;

WHEREAS, the Company has distributed an Offer to Purchase and Consent Solicitation Statement, dated May 30, 2006 (the “Solicitation Statement”), and accompanying Consent and Letter of Transmittal to the Holders of the Notes in connection with the Proposed Amendments as described in the Solicitation Statement;

WHEREAS, the Holders of not less than a majority in aggregate principal amount at maturity of the Notes outstanding have approved the Proposed Amendments to the provisions of the Indenture and the Notes; and

WHEREAS, the execution and delivery of this instrument has been duly authorized and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with;

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, it is mutually covenanted and agreed, for the equal proportionate benefit of all Holders of the Notes, as follows:

ARTICLE 1	AMENDMENTS TO ARTICLE ONE—DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.          Section 102 of the Indenture is hereby amended by deleting the following definitions:  “Acceptable Exclusions,” “Acquired Indebtedness,” “Adjusted EBITDA,” “Affiliate Transaction,” “Asset Sale,” “Asset Sale Offer,” “Capital Lease Obligation,” “Change of Control,” “Change of Control Offer,” “Change of Control Payment,” “Change of Control Payment Date,” “Consolidated Depreciation and Amortization Expense,” “Consolidated Income Tax Expense,” “Consolidated Interest Expense,” “Consolidated Net Income,” “Consolidated Secured Debt Ratio,” “Consolidated Total Indebtedness,” “Cumulative Credit,” “Cumulative Interest Expense,” “Debt to Adjusted EBITDA Ratio,” “Designated Non-Cash Consideration,”

“Designated Preferred Stock,” “Domestic Subsidiary,” “Excluded Contributions,” “Event of Loss,” “Event of Loss Proceeds,” “Excess Proceeds,” “Excluded Satellite,” “Existing Indebtedness,” “Existing Notes,” “Historical Adjustments,” “incur,” “incurrence,” “Independent Financial Advisor,” “In-Orbit Insurance,” “In-orbit Spare Satellite,” “Investment Grade Rating,” “Permitted Asset Swap,” “Permitted Holders,” “Permitted Investments,” “Permitted Liens,” “Rating Agencies,” “Receivables Facility,” “Receivables Fees,” “Refinancing Indebtedness,” “Refinancing Capital Stock,”  “Related Business Assets,” “Restricted Investment,” “Restricted Payments,” “Retired Capital Stock,” and “Weighted Average Life to Maturity.”

Section 1.02.          Section 102 of the Indenture is hereby amended by deleting the phrase “(provided that such increase in borrowings is permitted under Section 1011)” in the definition of “Credit Facilities” thereof.

Section 1.03.          Section 102 of the Indenture is hereby amended by deleting and amending clause (2) of the definition “Equity Offering” thereof to read in its entirety as set forth below:

(2)           [Intentionally omitted].

Section 1.04.          Section 102 of the Indenture is hereby amended by deleting the definition “Guarantor” thereof and replacing such definition to read in its entirety as follows:

“Guarantor” means any Subsidiary of the Company that guarantees the Notes in accordance with the terms of this Indenture.

Section 1.05.          Section 102 of the Indenture is hereby amended by deleting the phrase “(provided that such increase in borrowings is permitted under Section 1011)” in the definition of “Senior Credit Facilities” thereof.

Section 1.06.          Section 102 of the Indenture is hereby amended by deleting the phrase “such designation complies with Section 1010” in clause (2) of the second paragraph of the definition of “Unrestricted Subsidiary” and replacing such phrase with the following:

“[Intentionally omitted]”.

Section 1.07.          Section 102 of the Indenture is hereby amended by deleting the third paragraph of the definition of “Unrestricted Subsidiary” and replacing it in its entirety with the following:

The Board of Directors of the Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary.

Section 1.08.          Section 103 of the Indenture is hereby amended by deleting the phrase “(other than pursuant to Section 1008(a))” in the second paragraph thereof.

Section 1.09.          To the extent not expressly deleted pursuant to the amendments set forth under this Article 1, (a) any definitions used exclusively in the provisions of the Indenture deleted pursuant to the amendments set forth under this First Supplemental Indenture are hereby deleted in their entirety from the Indenture and the Notes and (b) all references made to a definition deleted from the Indenture pursuant to this Article 1 are hereby deleted in their entirety under this Article 1.

ARTICLE 2	AMENDMENTS TO ARTICLE THREE—THE NOTES

Section 2.01.          Section 301 of the Indenture is hereby amended by replacing the phrase “Sections 202 and 1011” with “Section 202” in the first paragraph thereof.

Section 2.02.          Section 301 of the Indenture is hereby amended by deleting the fourth paragraph thereof.

Section 2.03.          Section 303 of the Indenture is hereby amended by deleting the phrase “pursuant to Section 1002,” in the second sentence of the last paragraph thereof.

Section 2.04.          Section 304 of the Indenture is hereby amended by deleting the phrase “pursuant to Section 1002” in the first sentence of the first paragraph thereof.

Section 2.05.          Section 304 of the Indenture is hereby amended by deleting the phrase “pursuant to Section 1002” in the second paragraph thereof.

Section 2.06.          Section 304 of the Indenture is hereby amended by deleting the phrase “1017, 1018,” in the last paragraph thereof.

Section 2.07.          Section 306(a) of the Indenture is hereby amended by deleting the phrase “pursuant to Section 1002” in the first sentence thereof.

Section 2.08.          Section 312 of the Indenture is hereby amended by deleting the phrase “, subject to Section 1011 of this Indenture,” in the first sentence thereof.

ARTICLE 3	AMENDMENTS TO ARTICLE FIVE—REMEDIES

Section 3.01.          Section 501(3) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

(3)           [Intentionally omitted].

Section 3.02.          Section 501(4) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

(4)           [Intentionally omitted].

Section 3.03.          Section 501(5) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

(5)           [Intentionally omitted].

Section 3.04.          Section 501(6) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

(6)           [Intentionally omitted].

Section 3.05.          Section 501(7) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

(7)           [Intentionally omitted].

Section 3.06.          Section 501(8) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

(8)           [Intentionally omitted].

Section 3.07.          Section 502(a) of the Indenture is hereby amended by deleting the phrase “(other than an Event of Default specified in Section 501(8) above)” in the first sentence thereof.

Section 3.08. Section 502(b) of the Indenture is hereby amended by deleting the phrase “an Event of Default specified in Section 501(8) above occurs” in the last sentence thereof and replacing it with the phrase “a voluntary or involuntary case has been commenced against the Company under any Bankruptcy Law”.

Section 3.09.          Section 502(d) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

(d)           [Intentionally omitted].

ARTICLE 4	AMENDMENTS TO ARTICLE SIX—THE TRUSTEE

Section 4.01.          Section 607 of the Indenture is hereby amended by deleting the phrase “an Event of Default specified in Section 501(8)” in the third paragraph thereof and replacing it with the phrase “a voluntary or involuntary case commenced against the Company under any Bankruptcy Law”.

ARTICLE 5	AMENDMENTS TO ARTICLE EIGHT—MERGER, CONSOLIDATION OR SALE OF ALL OR SUBSTANTIALLY ALL ASSETS

Section 5.01.          Section 801 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 801. [Intentionally omitted].

Section 5.02.          Section 802 of the Indenture is hereby amended by deleting the phrase “in accordance with Section 801 hereof” in the first sentence thereof.

ARTICLE 6	AMENDMENTS TO ARTICLE TEN—COVENANTS

Section 6.01.          Section 1002 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1002. [Intentionally omitted].

Section 6.02.          Section 1004 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1004. [Intentionally omitted].

Section 6.03.          Section 1005 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1005. [Intentionally omitted].

Section 6.04.          Section 1006 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1006. [Intentionally omitted].

Section 6.05.          Section 1007 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1007. [Intentionally omitted].

Section 6.06.          Section 1008 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1008. [Intentionally omitted].

Section 6.07.          Section 1009 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1009. [Intentionally omitted].

Section 6.08.          Section 10010 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1010. [Intentionally omitted].

Section 6.09.          Section 1011 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1011. [Intentionally omitted].

Section 6.10.          Section 1012 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1012. [Intentionally omitted].

Section 6.11.          Section 1013 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1013. [Intentionally omitted].

Section 6.12.          Section 1014 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1014. [Intentionally omitted].

Section 6.13.          Section 1015 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1015. [Intentionally omitted].

Section 6.14.          Section 1016 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1016. [Intentionally omitted].

Section 6.15.          Section 1017 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1017. [Intentionally omitted].

Section 6.16.          Section 1018 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1018. [Intentionally omitted].

Section 6.17.          Section 1019 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1019. [Intentionally omitted].

Section 6.18.          Section 1020 of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

Section 1020. [Intentionally omitted].

ARTICLE 7	AMENDMENTS TO ARTICLE ELEVEN—REDEMPTION OF NOTES

Section 7.01.          Section 1108 of the Indenture is hereby amended by deleting the phrase “pursuant to Section 1002”.

ARTICLE 8	AMENDMENTS TO ARTICLE THIRTEEN—LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01.          Section 1302 of the Indenture is hereby amended by deleting the phrase “,1002” in number (2) thereof.

Section 8.02.          Section 1303 of the Indenture is hereby amended by deleting the paragraph following the section heading in its entirety and replacing it with the following paragraph:

“Upon the Company’s exercise under Section 1301 of the option applicable to this Section 1303, each of the Company and the Guarantors, if any, shall be released from its obligations under any covenant contained in Section 802 with respect to the Outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, “Covenant Defeasance”), and the Notes shall thereafter be deemed not to be “Outstanding” for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed “Outstanding” for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant in Section 802, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default, but except as specified above, the remainder of the Indenture and such Notes shall be unaffected thereby.”

Section 8.03.          Section 1304(2) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

(2)           [Intentionally omitted];

Section 8.04.          Section 1304(3) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

(3)           [Intentionally omitted];

Section 8.05.          Section 1304(4) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

(4)           [Intentionally omitted];

Section 8.06.          Section 1304(5) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

(5)           [Intentionally omitted];

Section 8.07.          Section 1304(6) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

(6)           [Intentionally omitted];

Section 8.08.          Section 1304(7) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

    (7)       [Intentionally omitted]; and

Section 8.09.          Section 1304(8) of the Indenture is hereby deleted and amended to read in its entirety as set forth below:

(8)           [Intentionally omitted].

ARTICLE 9	AMENDMENTS TO THE RULE 144A/REGULATION S/IAI APPENDIX

Section 9.01.          Section 2.2 of the Rule 144A/Regulation S/IAI Appendix to the Indenture is hereby amended by deleting the phrase “and, in the case of any issuance of Additional Notes pursuant to Section 313 of the Indenture, shall certify that such issuance is in compliance with Section 1011 of the Indenture” in the last sentence thereof.

Section 9.02.          Exhibit 1 of the Rule 144A/Regulation S/IAI Appendix to the Indenture is hereby amended by deleting the section:

“OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 1017 or 1018 of the Indenture, check the box: ☐

☐  If you want to elect to have only part of this Note purchased by the Company pursuant to Section 1017 or 1018 of the Indenture, state the amount in principal amount: $

Dated:  __________________                                                                                         Your Signature:  _____________________________
(Sign exactly as your name appears
on the other side of this Note.)

Signature Guarantee:  _________________________________________________________

(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Notes Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Notes Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.”

Section 9.03.          Exhibit 1 of the Rule 144A/Regulation S/IAI Appendix to the Indenture and the Notes are hereby amended by deleting and amending paragraph 6 thereof to read in its entirety as set forth below:

6.                                       [Intentionally omitted].

Section 9.04.          Exhibit 1 of the Rule 144A/Regulation S/IAI Appendix to the Indenture and the Notes are hereby amended by deleting and amending paragraph 12 thereof to read in its entirety as set forth below:

12.                                 [Intentionally omitted].

Section 9.05.          Exhibit A of the Rule 144A/Regulation S/IAI Appendix to the Indenture is hereby amended by deleting the section:

“OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 1017 or 1018 of the Indenture, check the box: ☐

☐  If you want to elect to have only part of this Note purchased by the Company pursuant to Section 1017 or 1018 of the Indenture, state the amount in principal amount: $

Dated:  __________________                                                                                         Your Signature:  _____________________________
(Sign exactly as your name appears
on the other side of this Note.)

Signature Guarantee:  _________________________________________________________

(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Notes Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Notes Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.”

Section 9.06.          Exhibit A of the Rule 144A/Regulation S/IAI Appendix to the Indenture is hereby amended by deleting and amending paragraph 6 thereof to read in its entirety as set forth below:

6.                                       [Intentionally omitted].

Section 9.07.          Exhibit A of the Rule 144A/Regulation S/IAI Appendix to the Indenture is hereby amended by deleting and amending paragraph 12 thereof to read in its entirety as set forth below:

12.                                 [Intentionally omitted].

Section 9.08.          Exhibit C of the Rule 144A/Regulation S/IAI Appendix to the Indenture is hereby amended by deleting the second paragraph under the Section “WITNESSETH:” thereof.

Section 9.09.          Exhibit C of the Rule 144A/Regulation S/IAI Appendix to the Indenture is hereby amended by adding the word “and” after the semi-colon in the first paragraph under the Section “WITNESSETH:” thereof.

Section 9.10.          Exhibit C of the Rule 144A/Regulation S/IAI Appendix to the Indenture is hereby amended by deleting and amending Section 204(i)(b) to read in its entirety as set forth below:

(b)	the Company designating such Guarantor to be an Unrestricted Subsidiary is in accordance with the definition of “Unrestricted Subsidiary”;

Section 9.13.          Exhibit C of the Rule 144A/Regulation S/IAI Appendix to the Indenture is hereby amended by deleting and amending Section 204(i)(c) to read in its entirety as set forth below:

(c)	[Intentionally omitted];

ARTICLE 10	EFFECTIVENESS

Section 10.01.        This First Supplemental Indenture shall become a binding agreement between the parties hereto when executed by the parties hereto. The Proposed Amendments set forth herein shall become operative at the time and date at which the Company notifies the Trustee, in its capacity as depositary for the Notes in connection with the Offer and the Consent Solicitation (each as defined in the Solicitation Statement), that the validly tendered Notes are accepted for purchase pursuant to, and subject to the conditions set forth in, the Solicitation Statement.

ARTICLE 11	MISCELLANEOUS

Section 11.01.        To the extent not expressly deleted pursuant to the amendments set forth in this First Supplemental Indenture, all references to a provision of the Indenture deleted from the Indenture pursuant to this First Supplemental Indenture are hereby deleted.

Section 11.02.        Amendments to the Indenture pursuant to this First Supplemental Indenture shall also apply to the Notes, including without limitation, provisions of the Notes amended as set forth in the amendments to the Exhibits to the Indenture.

Section 11.03.        The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this First Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this First Supplemental Indenture.

Section 11.04.        All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Indenture.

Section 11.05.        When the Proposed Amendments set forth herein shall become operative as provided in Article 10 above, the terms and conditions of this First Supplemental Indenture shall be part of the terms and conditions of the Indenture for any and all purposes, and all the terms and conditions of both shall be read together as though they constitute one and the same instrument, except that in case of conflict, the provisions of this First Supplemental Indenture will control.

Section 11.06.        Each of the Company and the Trustee hereby confirms and reaffirms the Indenture in every particular, except as provided by this First Supplemental Indenture.

Section 11.07.        All covenants and agreements in this First Supplemental Indenture by the Company or the Trustee shall bind their respective successors and assigns, whether so expressed or not.

Section 11.08.        In case any provisions in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11.09.        Nothing in this First Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.

Section 11.10.        The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement. One signed copy is enough to prove this First Supplemental Indenture.

Section 11.11.        This First Supplemental Indenture shall be governed by and construed in accordance with, the laws of the State of New York.

Section 11.12.        If any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision of this First Supplemental Indenture or the Indenture or the Notes that is required to be included by the Trust Indenture Act of 1939, as amended, as in force at the date this First Supplemental Indenture is executed, the provision required by said Act shall control.

Section 11.13.        All provisions of this First Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as amended and supplemented by this First Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 11.14.        The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first written above.

PANAMSAT HOLDING CORPORATION

By:	/s/ James W. Cuminale
	Name:	James W. Cuminale
	Title:	Executive Vice President, General Counsel and Secretary

THE BANK OF NEW YORK

By:	/s/ Geovanni Barris
	Name:	Geovanni Barris
	Title:	Vice President